                                                                    Exhibit 99.9

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                           $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB2


                                   [SURF LOGO]


                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                    TRUSTEE

                                AUGUST [18], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]      COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities. COLLATERAL ANALYSIS

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS

                                                  (deal as a whole)
                                      Wtd Avg         Percent of     Wtd Avg          Wtd Avg   Wtd Avg  Wtd Avg
FICO Low     FICO High     LTV    Current Balance  Current Balance    GWAC     % MI     FICO      DTI      LTV
--------     ---------     ---    ---------------  ---------------    ----     ----     ----      ---      ---
     500           524    > 65%
     525           549    > 65%
     550           574    > 65%
     575           599    > 70%
     600           624    > 70%       195,831.61             1.93    6.934     0.00    621.32    40.13    78.94
     625           649    > 70%       193,998.52            14.10    6.740     0.11    637.61    40.01    78.82
     650           674    > 80%       200,338.96             8.71    6.995    92.99    666.90    39.79    90.70
     675           699    > 80%       200,985.93            11.50    6.917    99.73    686.87    40.21    91.48
     700           724    > 80%       218,922.23             8.02    6.753    100.00   711.09    41.10    91.93
     725           749    > 85%       199,748.61             3.27    6.945    100.00   734.23    40.30    94.32
     750           774    > 85%       218,703.31             1.82    6.803    100.00   756.40    44.11    92.99
     775           799    > 85%       231,526.38             0.55    6.779    100.00   784.70    44.05    94.68
     800     max          > 85%       103,815.52             0.09    7.234    100.00   802.44    40.38    98.27

FICO Low     FICO High     LTV    % SFD   % PUD   % Owner Occ   % Full Doc  % Ltd Doc  % Stated Doc    % Int Only
--------     ---------     ---    -----   -----   -----------   ----------  ---------  ------------    ----------
     500           524    > 65%
     525           549    > 65%
     550           574    > 65%
     575           599    > 70%
     600           624    > 70%   75.86   15.81      94.30        34.45       0.00         65.55          11.22
     625           649    > 70%   75.25   13.51      96.46        36.58       0.00         59.64          25.21
     650           674    > 80%   74.28   12.79      86.52        53.25       2.18         44.57          38.27
     675           699    > 80%   73.08   12.15      90.85        47.04       0.00         52.36          36.40
     700           724    > 80%   76.31    9.17      90.07        48.02       0.51         51.47          31.69
     725           749    > 85%   68.80    8.05      86.18        55.05       6.81         38.14          27.87
     750           774    > 85%   57.88    0.00      95.98        34.04       10.70        51.90          18.51
     775           799    > 85%   56.74    6.22      91.51        50.41       0.00         49.59          43.96
     800     max          > 85%   61.46    0.00      82.70        55.84       0.00         44.16          0.00

                                 Wtd Avg         Percent of     Wtd Avg          Wtd Avg   Wtd Avg  Wtd Avg
LTV Low  LTV High     DTI    Current Balance  Current Balance    GWAC     % MI     FICO      DTI      LTV
-------  --------     ---    ---------------  ---------------    ----     ----     ----      ---      ---
    60%       64%   > 49.9%       69,770.75              0.02    7.050    0.00    626.00    53.77    60.87
    65%       69%   > 49.9%
    70%       74%   > 49.9%      273,076.46              0.24    6.892    0.00    655.59    50.60    70.68
    75%       79%   > 49.9%      185,365.94              0.22    6.260    0.00    684.15    52.56    76.67
    80%       84%   > 49.9%      218,844.33              1.76    6.719    8.19    694.96    52.24    80.38
    85%       89%   > 49.9%      122,086.29              0.18    6.646   100.00   689.57    52.52    85.13
    90%       94%   > 49.9%      230,447.42              0.62    6.881   100.00   718.47    51.58    90.37
    95%       99%   > 49.9%      307,735.96              0.28    6.298   100.00   689.06    50.88    95.00
   100%  max        > 49.9%


LTV Low  LTV High     DTI     % SFD   % PUD   % Owner Occ   % Full Doc  % Ltd Doc  % Stated Doc    % Int Only
-------  --------     ---     -----   -----   -----------   ----------  ---------  ------------    ----------
    60%       64%   > 49.9%  100.00    0.00       0.00        100.00       0.00         0.00           0.00
    65%       69%   > 49.9%
    70%       74%   > 49.9%   69.56   30.44     100.00          0.00       0.00       100.00          32.90
    75%       79%   > 49.9%   24.00   50.84     100.00         45.30       0.00        54.70           0.00
    80%       84%   > 49.9%   61.12   25.82      97.94         37.64       0.00        62.36          49.46
    85%       89%   > 49.9%   86.94    0.00      65.18        100.00       0.00         0.00           0.00
    90%       94%   > 49.9%   68.54    0.00      82.51         52.04      31.60        16.36          11.89
    95%       99%   > 49.9%  100.00    0.00      94.54         60.71       0.00        39.29          60.71
   100%  max        > 49.9%

                                 Wtd Avg         Percent of     Wtd Avg          Wtd Avg   Wtd Avg  Wtd Avg
DTI Low   DTI High    FICO   Current Balance  Current Balance    GWAC     % MI    FICO      DTI       LTV
-------   --------    ----   ---------------  ---------------    ----     ----    ----      ---       ---
     20%       24%   < 525
     25%       29%   < 550
     30%       34%   < 575
     35%       39%   < 600
     40%       44%   < 625      189,821.10              1.19     6.968    0.00    621.93    42.56    76.32
     45%       49%   < 650      189,222.85              4.28     6.766    0.00    636.54    47.56    77.02
     50%       54%   < 675      177,838.22              1.17     6.929   26.94    652.78    51.80    82.02
     55%  max        < 700      247,331.04              0.29     6.928    9.38    684.49    57.83    80.94


DTI Low   DTI High    FICO   % SFD   % PUD   % Owner Occ   % Full Doc  % Ltd Doc  % Stated Doc   % Int Only
-------   --------    ----   -----   -----   -----------   ----------  ---------  ------------   ----------
     20%       24%   < 525
     25%       29%   < 550
     30%       34%   < 575
     35%       39%   < 600
     40%       44%   < 625   76.48   10.87       96.79       31.05        0.00        68.95         0.00
     45%       49%   < 650   79.28   11.75       95.46       36.73        0.00        61.50        11.43
     50%       54%   < 675   73.95   15.92       89.58       64.94        0.00        35.06        25.01
     55%  max        < 700   37.14   62.86      100.00        0.00        0.00       100.00        50.54

LIMITED AND STATED DOC

                         Wtd Avg         Percent of     Wtd Avg          Wtd Avg   Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance   Current Balance    GWAC    % MI     FICO      DTI      LTV     % SFD   % PUD
--------  ---------  ---------------   ---------------    ----    ----     ----      ---      ---     -----   -----
     500       524
     525       549
     550       574
     575       599
     600       624        194,813.19              1.86    7.120    0.00   622.04    40.33    76.99    84.68    7.23
     625       649        202,279.90              9.88    6.956    0.00   637.39    40.37    77.22    73.79   14.41
     650       674        202,943.23             15.30    6.994   26.29   663.46    40.62    81.20    71.88   14.86
     675       699        202,875.96             15.66    6.877   38.90   687.27    41.15    82.56    72.26   14.58
     700       724        205,044.97              9.90    6.816   42.14   712.11    41.77    83.13    68.92   15.06
     725       749        202,307.14              5.18    6.928   32.89   734.30    40.80    81.27    57.45   18.60
     750       774        223,465.94              3.13    6.891   49.58   757.62    44.56    84.21    48.69   18.35
     775       799        235,759.85              1.12    6.750   24.35   785.62    42.87    84.22    84.57   11.52
     800  max             184,603.08              0.33    6.848   33.65   803.43    39.64    83.28    74.02    8.29

FICO Low  FICO High  % Owner Occ   % Full Doc  % Ltd Doc  % Stated Doc   % Int Only    % CA      % NY        % FL
--------  ---------  -----------   ----------  ---------  ------------   ----------    ----      ----        ----
     500       524
     525       549
     550       574
     575       599
     600       624      96.35         0.00       0.00        100.00         3.74       34.15     11.66       9.800
     625       649      96.04         0.00       0.00         93.80        14.35       13.40      6.98      16.810
     650       674      95.74         0.00       3.23         90.54        29.59       16.50      8.22      15.380
     675       699      93.25         0.00       0.36         93.43        35.05       22.86     10.00       9.190
     700       724      90.89         0.00       2.53         88.29        37.41       22.11      5.32      11.810
     725       749      86.74         0.00       4.30         87.35        33.41       25.04      6.97      14.140
     750       774      93.91         0.00       6.24         86.48        37.00       28.50      3.89      13.950
     775       799      69.07         0.00       0.00         85.52        66.29       20.23        -       12.490
     800  max           64.98         0.00       5.34         86.37        61.00         -          -        0.000

IO LOANS

                         Wtd Avg         Percent of     Wtd Avg          Wtd Avg   Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance   Current Balance    GWAC    % MI     FICO      DTI      LTV     % SFD   % PUD
--------  ---------  ---------------   ---------------    ----    ----     ----      ---      ---     -----   -----
     500        524
     525        549
     550        574
     575        599
     600        624       438,600.00             0.65    6.047    0.00    621.69    34.34    74.42    56.59   22.44
     625        649       246,966.89             3.90    6.316    0.40    638.64    37.87    77.69    71.99   25.13
     650        674       280,958.61             8.54    6.499   37.99    665.03    40.30    81.88    75.42   16.57
     675        699       243,262.21             9.20    6.454   45.46    687.50    40.10    83.73    67.03   21.92
     700        724       242,027.34             5.84    6.297   43.53    711.50    40.56    82.56    71.00   16.52
     725        749       271,866.74             3.24    6.351   36.27    735.62    41.42    82.63    50.40   31.57
     750        774       218,461.72             1.63    6.427   35.61    758.18    43.56    82.05    46.60   37.38
     775        799       249,620.06             1.04    6.603   23.30    785.89    43.04    83.29    68.65   15.73
     800  max             225,233.33             0.20    6.670    0.00    801.01    38.01    80.00    57.41   13.59


FICO Low  FICO High  % Owner Occ   % Full Doc  % Ltd Doc  % Stated Doc   % Int Only    % CA      % NY        % FL
--------  ---------  -----------   ----------  ---------  ------------   ----------    ----      ----        ----
     500        524
     525        549
     550        574
     575        599
     600        624    100.00         89.38       0.00        10.62        100.00      56.54        -        10.400
     625        649     98.77         63.64       0.00        25.58        100.00      30.34      3.48       10.890
     650        674     97.83         46.98       1.36        41.34        100.00      35.12      5.35       15.150
     675        699     97.37         40.39       0.00        52.27        100.00      44.75      1.79        7.680
     700        724     95.73         36.61       0.00        54.86        100.00      44.55      2.06       11.660
     725        749     93.29         46.55       0.00        43.91        100.00      37.61        -        19.460
     750        774     84.36         28.85       0.00        67.48        100.00      47.62        -        15.010
     775        799     68.62         28.44       0.00        55.93        100.00      10.53        -         5.480
     800  max           42.59          0.00       0.00        86.41        100.00        -          -         0.000